SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 3, 2000


                            EMPLOYEE SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)


              Arizona                     000-22600             86-0676898
     (State or other jurisdiction        (Commission           (IRS Employer
          of incorporation)              File Number)        Identification No.)


 6225 N. 24th Street, Phoenix, Arizona                            85016
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code (602) 955-5556


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

     On May 3, 2000, Employee Solutions, Inc. (the "Company"), with the approval of the Company's board of directors, dismissed Arthur Andersen LLP ("Arthur Andersen") and engaged Ernst & Young LLP ("Ernst & Young") as its independent public accountants for the year ending December 31, 2000. The dismissal of Arthur Andersen and the retention of Ernst & Young resulted from the submission by Ernst & Young of a proposal deemed most desirable by the Company in response to a request for proposals issued by the Company in connection with the audit for the year ending December 31, 2000.

     Arthur Andersen's reports on the Company's financial statements for the past two years contained no adverse opinion and no disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except that Arthur Andersen's report on the Company's 1999 financial statements included a report modification in the form of an explanatory paragraph which expressed substantial doubt about the ability of the Company to continue as a going concern. In the Company's two most recent fiscal years and the subsequent interim periods preceding the dismissal of Arthur Andersen, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

     The Company has provided Arthur Andersen with a copy of the foregoing disclosure, and has requested that Arthur Andersen furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. The Company has filed as an Exhibit to this Form 8-K a copy of the letter from Arthur Andersen required by Item 304 of Regulation S-K.

     During the Company's two most recent fiscal years and the subsequent interim periods preceding the engagement of Ernst & Young, neither the Company nor any party acting on its behalf has consulted with Ernst & Young regarding
(i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was either the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a "reportable event" (as defined in
Item 304(a)(i)(v) of Regulation S-K).

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibit 1 - Letter from Arthur Andersen LLP, dated May 9, 2000, addressed to the Securities and Exchange Commission pursuant to Item 304(a)(3) of Regulation S-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EMPLOYEE SOLUTIONS, INC.



Date: May 9, 2000                       By /s/ Quentin P. Smith, Jr.
                                           -------------------------------------
                                           Quentin P. Smith, Jr.
                                           President and Chief Executive Officer